                                                                   EXHIBIT 10.19

                                    AMENDMENT NO. 5 dated as of March 17, 2003 to the Credit, Security, Guaranty and Pledge Agreement dated as of September 25, 2000 among Lions Gate Entertainment Corp. and Lions Gate Entertainment Inc. (together, the "Borrowers"), the Guarantors named therein, the Lenders referred to therein, JPMorgan Chase Bank (formerly known as The Chase Manhattan Bank), as Administrative Agent and as Issuing Bank for the Lenders (the "Agent"), National Bank of Canada as Canadian Facility Agent and Dresdner Bank AG as Syndication Agent (as the same may be amended, supplemented or otherwise modified, the "Credit Agreement").

                             INTRODUCTORY STATEMENT

         The Lenders have made available to the Borrowers a credit facility pursuant to the terms of the Credit Agreement.

         The Lenders and the Agent have agreed to amend the Credit Agreement, all on the terms and subject to the conditions hereinafter set forth.

         Therefore, the parties hereto hereby agree as follows:

         Section 1. Defined Terms. Capitalized terms used herein and not otherwise defined herein shall have the meaning given them in the Credit Agreement.

         Section 2. Amendments to the Credit Agreement. Subject to the satisfaction of the conditions precedent set forth in Section 3 hereof, the Credit Agreement is hereby amended as of the Effective Date (as hereinafter defined) as follows:

         (A) The definition of "Completion Guaranty" appearing in Article 1 of the Credit Agreement is hereby amended by adding the words "or the applicable outside production financier to the extent such item of Product is financed in accordance with Section 6.1(f) hereof" after the phrase "(for the benefit of the Administrative Agent, the Canadian Agent, the Issuing Bank and the Lenders)" appearing in clause (i) thereof.

         (B) The definition of "Guarantor" appearing in Article 1 of the Credit Agreement is hereby amended by amending clause (x) thereof in its entirety to read: "(x) no Unrestricted Subsidiary or Inactive Subsidiary shall be a Guarantor hereunder".

         (C) The definition of "Inactive Subsidiary" appearing in Article 1 of the Credit Agreement is hereby amended in its entirety to read as follows:

         "`Inactive Subsidiary' shall mean (i) as of the Closing Date, each direct or indirect Subsidiary of LGEC listed on Schedule 3.7(c) hereto, and (ii) any additional direct or indirect Subsidiary of LGEC hereafter acquired or formed by LGEC or any of its

         Subsidiaries which in either case has assets of less than US$50,000; provided, however, that an Inactive Subsidiary shall cease to be an Inactive Subsidiary hereunder at such time, if any, that such former Inactive Subsidiary acquires assets valued at more than US$50,000."

         (D) Section 2.1(c)(ii) of the Credit Agreement is hereby amended in its entirety to read as follows:

         "(ii) the sum of the aggregate principal amount of all U.S. Dollar Loans then outstanding plus the then current L/C Exposure plus the U.S. Dollar Equivalent of the aggregate principal amount of all Canadian Dollar Loans then outstanding plus the U.S. Dollar Equivalent of the then current BA Exposure plus the unused portion of the Special Production Tranche for all Designated Pictures which have not yet been Completed would exceed the Borrowing Base."

         (E) Section 2.2(b)(ii) of the Credit Agreement is hereby amended in its entirety to read as follows:

         "(ii) the sum of the aggregate principal amount of all U.S. Dollar Loans then outstanding plus the then current L/C Exposure plus the U.S. Dollar Equivalent of the aggregate principal amount of all Canadian Dollar Loans then outstanding plus the U.S. Dollar Equivalent of the then current BA Exposure plus the unused portion of the Special Production Tranche for all Designated Pictures which have not yet been Completed would exceed the Borrowing Base."

         (F) Section 5.1(h) of the Credit Agreement is hereby amended in its entirety to read as follows:

         "(h) Not later than January 31, 2002 and thereafter each January 31st, the calculation of the Eligible Library Amount computed as of the last Business Day of September of the prior calendar year."

         (G) Section 5.1(i) of the Credit Agreement is hereby amended by deleting the word "March" appearing therein and replacing it with the word "May".

         (H) Section 5.20 of the Credit Agreement is hereby amended by amending clause (7) thereof in its entirety to read as follows:

         "(7) in the case of: (a) an item of Product being produced by or under the control of any Credit Party, to the extent not already covered by an existing Pledgeholder Agreement, executed Pledgeholder Agreement(s) with respect to such item of Product; provided, however, that if a Credit Party has granted a Lien in such item of Product to secure outside production financing in accordance with Section 6.2(n) hereof, no Pledgeholder Agreement shall be required until such time as the outside production financier has released such Lien; or (b) an item of Product being acquired from a third party or through a co-production which is not controlled by a Credit Party, to the extent not already covered by an existing Laboratory Access Letter, executed Laboratory Access Letter(s) with respect to such item of Product."

         (I) Section 6.7(a) of the Credit Agreement is hereby amended by adding a new clause (vii) at the end thereof that reads as follows:

         "and (vii) the sale of LG Pictures Inc.'s 45% Equity Interest in Mandalay Pictures, LLC on the terms set forth in a letter agreement dated as of November 8, 2002 among Mandalay Pictures, LLC, Lions Gate Entertainment Corp, Tigerstripes, Inc. and LGO, Inc. which sale shall be in addition to any sales permitted under clause (iv) hereof and shall not be included in the calculation of the value of non-film assets sold for purposes thereof."

         (J) Schedule 1.2 of the Credit Agreement (Acceptable Obligors/Allowable Amounts) is hereby replaced in its entirety by the revised
Schedule 1.2 attached hereto as Exhibit A.

         Section 3. Conditions to Effectiveness. The effectiveness of this Amendment is subject to the satisfaction of all of the following conditions precedent (the date on which all such conditions have been satisfied being herein called the "Effective Date"):

         (A) the receipt by the Agent of counterparts of this Amendment which, when taken together, bear the signatures of the Borrowers, each Guarantor, the Agent and the Required Lenders;

         (B) the payment of all fees and expenses (including, without limitation, fees and disbursements of counsel and consultants retained by the Agent) due and payable by any Credit Party to the Agent and/or the Lenders; and

         (C) all legal matters incident to this Amendment shall be satisfactory to Morgan, Lewis & Bockius LLP, counsel for the Agent.

         Section 4. Representations and Warranties. Each Credit Party represents and warrants that:

         (A) after giving effect to this Amendment, the representations and warranties contained in the Credit Agreement are true and correct in all material respects on and as of the date hereof as if such representations and warranties had been made on and as of the date hereof (except to the extent that any such representations and warranties specifically relate to an earlier date); and

         (B) after giving effect to this Amendment, no Event of Default or Default will have occurred and be continuing on and as of the date hereof.

         Section 5. Further Assurances. At any time and from time to time, upon the Agent's request and at the sole expense of the Credit Parties, each Credit Party will promptly and duly execute and deliver any and all further instruments and documents and take such further action as the Agent reasonably deems necessary to effect the purposes of this Amendment.

         Section 6. Fundamental Documents. This Amendment is designated a Fundamental Document by the Agent.

         Section 7. Full Force and Effect. Except as expressly amended hereby, the Credit Agreement and the other Fundamental Documents shall continue in full force and effect in accordance with the provisions thereof on the date hereof. As used in the Credit Agreement, the terms "Agreement", "this Agreement", "herein", "hereafter", "hereto", "hereof", and words of similar import, shall, unless the context otherwise requires, mean the Credit Agreement as amended by this Amendment.

         Section 8. APPLICABLE LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

         Section 9. Counterparts. This Amendment may be executed in two or more counterparts, each of which shall constitute an original, but all of which when taken together shall constitute but one instrument.

         Section 10. Expenses. The Borrowers agree to pay all out-of-pocket expenses incurred by the Agent in connection with the preparation, execution and delivery of this Amendment, including, but not limited to, the reasonable fees and disbursements of counsel for the Agent.

         Section 11. Headings. The headings of this Amendment are for the purposes of reference only and shall not affect the construction of or be taken into consideration in interpreting this Amendment.

         IN WITNESS WHEREOF, the parties hereby have caused this Amendment to be duly executed as of the date first written above:

                                   BORROWERS:

                                   LIONS GATE ENTERTAINMENT CORP.
                                   LIONS GATE ENTERTAINMENT INC.

                                   By:____________________________________
                                      Name:
                                      Title:

                                   GUARANTORS:

                                   LIONS GATE FILMS CORP.
                                   LIONS GATE FILMS INC.
                                   AVALANCHE HOME ENTERTAINMENT LLC
                                   LIONS GATE MUSIC CORP.
                                   LIONS GATE FILMS PRODUCTION
                                   CORP./PRODUCTIONS FILMS LIONS GATE S.A.R.F.
                                   LIONS GATE TELEVISION CORP.
                                   408376 B.C. LIMITED
                                   LIONS GATE STUDIO MANAGEMENT LTD.
                                   LIONS GATE TELEVISION INC.
                                   LIONS GATE RECORDS
                                   CINEPIX FILMS INC./FILMS CINEPIX INC.
                                   CINEPIX ANIMATION INC./ANIMATION CINEPIX
                                   INC.
                                   PRISONER OF LOVE PRODUCTIONS CORP.
                                   PSYCHO PRODUCTIONS SERVICES CORP.
                                   AM PSYCHO PRODUCTIONS, INC.
                                   SHUTTERSPEED PRODUCTIONS CORP.
                                   HIGHER GROUND PRODUCTIONS CORP.
                                   M WAYS PRODUCTIONS CORP.
                                   HIGH CONCEPT PRODUCTIONS INC.
                                   LG PICTURES INC.
                                   TRIMARK PICTURES, INC.
                                   CIVIL PRODUCTIONS, INC.
                                   TRIMARK TELEVISION, INC.
                                   TRIMARK MUSIC, INC.
                                   FRAILTY PRODUCTIONS, INC.
                                   DEAD ZONE PRODUCTION CORP.
                                   TERRESTRIAL PRODUCTIONS CORP.
                                   TRACKER PRODUCTIONS CORP.
                                   VOID PRODUCTIONS CORP.

                                   PRESSURE PRODUCTIONS CORP.
                                   MONSTER PRODUCTIONS, INC.
                                   PROFILER PRODUCTIONS CORP.
                                   THE WASH, LLC
                                   CBV, INC.
                                   M WAYS II PRODUCTIONS CORP.
                                   HYPERCUBE PRODUCTIONS CORP.
                                   ATTRACTION PRODUCTIONS LLC
                                   CONFIDENCE PRODUCTIONS, INC.
                                   BLUE PRODUCTIONS INC.
                                   SHATTERED PRODUCTIONS INC./LES
                                   PRODUCTIONS SHATTERED INC.
                                   WRITERS ON THE WAVE, INC.
                                   MISSING PRODUCTIONS CORP.
                                   PLANETARY PRODUCTIONS LLC

                                   By:__________________________________
                                      Name:
                                      Title:

                                   LENDERS:

                                   JPMORGAN CHASE BANK (formerly known as the
                                   Chase Manhattan Bank), individually and as Administrative Agent

                                   By:__________________________________
                                      Name:
                                      Title:

                                   NATIONAL BANK OF CANADA
                                   individually and as Canadian Agent

                                   By:__________________________________
                                      Name:
                                      Title:

                                   DRESDNER KLEINWORT BENSON BANK AG

                                   By:__________________________________
                                      Name:
                                      Title:

                                   UNION BANK OF CALIFORNIA, N.A.

                                   By:__________________________________
                                      Name:
                                      Title:

                                   BNP PARIBAS

                                   By:__________________________________
                                      Name:
                                      Title:

                                   By:__________________________________
                                      Name:
                                      Title:

                                   WESTLB AG (formerly Westdeutsche
                                   Landesbank Girozentrale), NEW YORK BRANCH

                                   By:__________________________________
                                      Name:
                                      Title:

                                   THE BANK OF NOVA SCOTIA

                                   By:__________________________________
                                      Name:
                                      Title:

                                   FLEET NATIONAL BANK

                                   By:__________________________________
                                      Name:
                                      Title:

                                   U.S. BANK NATIONAL ASSOCIATION

                                   By:__________________________________
                                      Name:
                                      Title:

                                   VEREINS-UND WESTBANK AG

                                   By:__________________________________
                                      Name:
                                      Title:

                                   By:__________________________________
                                      Name:
                                      Title:

                                   DEXIA BANQUE INTERNATIONALE A
                                   LUXEMBOURG

                                   By:__________________________________
                                      Name:
                                      Title:

                                   MIZUHO CORPORATE BANK, LTD.

                                   By:__________________________________
                                      Name:
                                      Title:

                                   ISRAEL DISCOUNT BANK OF NEW YORK

                                   By:__________________________________
                                      Name:
                                      Title:

                                   NATEXIS BANQUES POPULAIRES

                                   By:__________________________________
                                      Name:
                                      Title:

                                   By:__________________________________
                                      Name:
                                      Title:

                                   FAR EAST NATIONAL BANK

                                   By:__________________________________
                                      Name:
                                      Title:

                                   COMERICA BANK - CALIFORNIA

                                   By:__________________________________
                                      Name:
                                      Title:

                                   JPMORGAN CHASE BANK,
                                     TORONTO BRANCH

                                   By:__________________________________
                                      Name:
                                      Title:

                                                                       EXHIBIT A

                                  Schedule 1.2

                      Acceptable Obligors/Allowable Amounts

                               CUSTOMER                                                    ACCEPTABLE
                    ACCEPTABLE MAJOR ACCOUNT DEBTORS                                         AMOUNT
------------------------------------------------------------------------------------------------------
AOL Time Warner (Warner Brothers, Turner, HBO and HBO foreign partners, New Line)           30,000,000
------------------------------------------------------------------------------------------------------
Disney (Buena Vista, Miramax, ABC, ABC Family, Disney Channel)                              30,000,000
------------------------------------------------------------------------------------------------------
Fox (Twentieth Century Fox, F/X, Fox Latin America)                                         30,000,000
------------------------------------------------------------------------------------------------------
MGM                                                                                         10,000,000
------------------------------------------------------------------------------------------------------
NBC/Bravo/Telemundo                                                                         10,000,000
------------------------------------------------------------------------------------------------------
Sony Pictures Entertainment (Columbia/Tri-Star)                                             30,000,000
------------------------------------------------------------------------------------------------------
Viacom (Showtime, Paramount, CBS, Comedy Partners, TNN, Blockbuster, UPN, MTV/VH1 )         40,000,000
------------------------------------------------------------------------------------------------------
Vivendi Universal (Canal Plus, USA NETWORK, Sci Fi Channel)                                 30,000,000
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
ACCEPTABLE DOMESTIC ACCOUNT DEBTORS
------------------------------------------------------------------------------------------------------
AAFES                                                                                          500,000
------------------------------------------------------------------------------------------------------
Allen Theatres                                                                                 500,000
------------------------------------------------------------------------------------------------------
Alliance Broadcasting (Showcase)                                                             2,000,000
------------------------------------------------------------------------------------------------------
Alliance Entertainment                                                                         500,000
------------------------------------------------------------------------------------------------------
Amazon.com                                                                                     500,000
------------------------------------------------------------------------------------------------------
American Multi-Cinema                                                                        6,000,000
------------------------------------------------------------------------------------------------------
Anderson Merchandisers, Inc.                                                                10,000,000
------------------------------------------------------------------------------------------------------
Baker & Taylor                                                                               5,000,000
------------------------------------------------------------------------------------------------------
Best Buy Corp.                                                                              10,000,000
------------------------------------------------------------------------------------------------------
Best Video                                                                                     300,000
------------------------------------------------------------------------------------------------------
Book-of-the-Month Club                                                                         300,000
------------------------------------------------------------------------------------------------------
Carmike                                                                                      3,000,000
------------------------------------------------------------------------------------------------------
CBC                                                                                          3,000,000
------------------------------------------------------------------------------------------------------
Central States                                                                                 500,000
------------------------------------------------------------------------------------------------------
Century Theaters                                                                             2,500,000
------------------------------------------------------------------------------------------------------
Cinemark USA                                                                                 3,000,000
------------------------------------------------------------------------------------------------------
Columbia House                                                                               1,000,000
------------------------------------------------------------------------------------------------------
Consolidated Amusements                                                                      1,000,000
------------------------------------------------------------------------------------------------------
Court TV                                                                                     1,000,000
------------------------------------------------------------------------------------------------------
Critics' Choice Video - Playboy                                                                500,000
------------------------------------------------------------------------------------------------------
CTV                                                                                            750,000
------------------------------------------------------------------------------------------------------
Dickenson Operating Company                                                                  1,250,000
------------------------------------------------------------------------------------------------------
Direct TV                                                                                    3,000,000
------------------------------------------------------------------------------------------------------

Discovery Communications (Discovery Channel, Animal Channel, Health
Channel, Learning Channel)                                                                   5,000,000
------------------------------------------------------------------------------------------------------
Doubleday Direct, Inc.                                                                         300,000
------------------------------------------------------------------------------------------------------
E! Entertainment                                                                             2,000,000
------------------------------------------------------------------------------------------------------
Eastern Federal Corporation                                                                  1,000,000
------------------------------------------------------------------------------------------------------
Encore                                                                                       3,000,000
------------------------------------------------------------------------------------------------------
Famous Players                                                                               2,500,000
------------------------------------------------------------------------------------------------------
General Cinemas                                                                              2,000,000
------------------------------------------------------------------------------------------------------
George Kerasotes Theatres                                                                    1,250,000
------------------------------------------------------------------------------------------------------
Georgia Theatre Company                                                                      1,000,000
------------------------------------------------------------------------------------------------------
Goodrich Quality Theatres                                                                    1,250,000
------------------------------------------------------------------------------------------------------
Goodtimes Entertainment                                                                      1,000,000
------------------------------------------------------------------------------------------------------
Handleman Company                                                                            2,000,000
------------------------------------------------------------------------------------------------------
Harkins Theatre                                                                              1,000,000
------------------------------------------------------------------------------------------------------
Hastings Books, Music & Video                                                                  500,000
------------------------------------------------------------------------------------------------------
History Channel (A&E)                                                                        2,500,000
------------------------------------------------------------------------------------------------------
Hollywood Video                                                                              6,000,000
------------------------------------------------------------------------------------------------------
Hoyts Cinemas Corporation                                                                    2,500,000
------------------------------------------------------------------------------------------------------
In Demand                                                                                    3,000,000
------------------------------------------------------------------------------------------------------
Ingram Entertainment                                                                        15,000,000
------------------------------------------------------------------------------------------------------
Kerasotes                                                                                    2,500,000
------------------------------------------------------------------------------------------------------
Laemmle Theatres                                                                             1,000,000
------------------------------------------------------------------------------------------------------
Landmark                                                                                     3,000,000
------------------------------------------------------------------------------------------------------
Lakeshore Entertainment                                                                      1,000,000
------------------------------------------------------------------------------------------------------
Lifetime                                                                                    15,000,000
------------------------------------------------------------------------------------------------------
Lodgenet                                                                                       500,000
------------------------------------------------------------------------------------------------------
Lowes Cineplex Entertainment                                                                 6,000,000
------------------------------------------------------------------------------------------------------
Malco Theatres                                                                               1,250,000
------------------------------------------------------------------------------------------------------
Mann Theatres                                                                                1,000,000
------------------------------------------------------------------------------------------------------
Marcus Theatres                                                                              1,250,000
------------------------------------------------------------------------------------------------------
Metropolitan Theatres                                                                          500,000
------------------------------------------------------------------------------------------------------
MJR Theatre Service                                                                          1,000,000
------------------------------------------------------------------------------------------------------
Movie Gallery                                                                                1,500,000
------------------------------------------------------------------------------------------------------
MTG Properties                                                                                 500,000
------------------------------------------------------------------------------------------------------
MTS, Inc.                                                                                    1,000,000
------------------------------------------------------------------------------------------------------
Music City Record Dist.                                                                        500,000
------------------------------------------------------------------------------------------------------
Musicland Group                                                                              2,500,000
------------------------------------------------------------------------------------------------------
National Amusement                                                                           4,000,000
------------------------------------------------------------------------------------------------------
National Syndications Inc.                                                                   1,000,000
------------------------------------------------------------------------------------------------------
Navarre Corporation                                                                          1,000,000
------------------------------------------------------------------------------------------------------
On Command                                                                                     750,000
------------------------------------------------------------------------------------------------------
Pacific Theaters                                                                             2,000,000
------------------------------------------------------------------------------------------------------
Paxton Communications                                                                        5,000,000
------------------------------------------------------------------------------------------------------
Pearson (All American)                                                                       2,500,000
------------------------------------------------------------------------------------------------------

Pioneer Electronics                                                                          3,000,000
------------------------------------------------------------------------------------------------------
Price/Costco, Inc.                                                                           5,000,000
------------------------------------------------------------------------------------------------------
R/C Theatres                                                                                 1,250,000
------------------------------------------------------------------------------------------------------
Rainbow Media                                                                                6,000,000
------------------------------------------------------------------------------------------------------
Reader's Digest                                                                              1,000,000
------------------------------------------------------------------------------------------------------
Rentrak                                                                                      4,750,000
------------------------------------------------------------------------------------------------------
Romance TV                                                                                     300,000
------------------------------------------------------------------------------------------------------
Signature Theatres                                                                           1,000,000
------------------------------------------------------------------------------------------------------
Socal Theatres                                                                                 750,000
------------------------------------------------------------------------------------------------------
Sundance                                                                                       300,000
------------------------------------------------------------------------------------------------------
Target                                                                                       5,000,000
------------------------------------------------------------------------------------------------------
Technicolor                                                                                    300,000
------------------------------------------------------------------------------------------------------
Thorn / EMI                                                                                    300,000
------------------------------------------------------------------------------------------------------
TMN - The Movie Network                                                                      2,000,000
------------------------------------------------------------------------------------------------------
Trans World Music Corp                                                                       2,500,000
------------------------------------------------------------------------------------------------------
TSI                                                                                          1,000,000
------------------------------------------------------------------------------------------------------
United Artists /Regal/Edwards                                                                6,000,000
------------------------------------------------------------------------------------------------------
Video One Canada                                                                             1,000,000
------------------------------------------------------------------------------------------------------
Video Products Distributing                                                                  5,000,000
------------------------------------------------------------------------------------------------------
Video Trend                                                                                    400,000
------------------------------------------------------------------------------------------------------
Video Update                                                                                   350,000
------------------------------------------------------------------------------------------------------
Walden Book Company                                                                          5,000,000
------------------------------------------------------------------------------------------------------
Wal-Mart Stores, Inc.                                                                       10,000,000
------------------------------------------------------------------------------------------------------
Wax Works                                                                                    1,400,000
------------------------------------------------------------------------------------------------------
Wehrenberg Theatres                                                                          1,250,000
------------------------------------------------------------------------------------------------------
West Coast Video                                                                             1,000,000
------------------------------------------------------------------------------------------------------
WIC (Western International Communications Ltd.)                                                750,000
------------------------------------------------------------------------------------------------------
Zuffa Entertainment                                                                          1,000,000
------------------------------------------------------------------------------------------------------

             FOREIGN DISTRIBUTOR
   ACCEPTABLE FOREIGN ACCOUNT DEBTORS                         TERRITORY                       AMOUNT
------------------------------------------------------------------------------------------------------
Network Ten                                  ANZ         Australia                           2,000,000
------------------------------------------------------------------------------------------------------
Seven Network Ltd.                           ANZ         Australia                           1,000,000
------------------------------------------------------------------------------------------------------
Movie Vision                                 ANZ         Australia                             250,000
------------------------------------------------------------------------------------------------------
Premium Partnership / Showtime               ANZ         Australia                             500,000
------------------------------------------------------------------------------------------------------
Nine Network                                 ANZ         Australia                             750,000
------------------------------------------------------------------------------------------------------
Becker Group / Dendy Films                   ANZ         Australia / New Zealand             1,000,000
------------------------------------------------------------------------------------------------------
Rialto                                       ANZ         Australia / New Zealand               150,000
------------------------------------------------------------------------------------------------------
Hopscotch                                    ANZ         Australia / New Zealand               500,000
------------------------------------------------------------------------------------------------------
Hoyts                                        ANZ         Australia / New Zealand             3,000,000
------------------------------------------------------------------------------------------------------
Icon                                         ANZ         Australia / New Zealand             3,000,000
------------------------------------------------------------------------------------------------------
Village Roadshow                             ANZ         Australia / New Zealand             6,000,000
------------------------------------------------------------------------------------------------------
TV New Zealand                               ANZ         New Zealand                           800,000
------------------------------------------------------------------------------------------------------

Artear Canal 13                              ARG         Argentina                           3,000,000
------------------------------------------------------------------------------------------------------
CTIT                                         ASIA        Asia                                  500,000
------------------------------------------------------------------------------------------------------
SGL Entertainment / STAR TV                  ASIA        Asia                                  500,000
------------------------------------------------------------------------------------------------------
Films de l'Elysee / Romance Entertain.       BNL         Benelux                             2,500,000
------------------------------------------------------------------------------------------------------
Paradiso / MS Trading                        BNL         Benelux                             1,000,000
------------------------------------------------------------------------------------------------------
Exclusief Film & Video                       BNL         Benelux                               250,000
------------------------------------------------------------------------------------------------------
A Film                                       BNL         Benelux                               500,000
------------------------------------------------------------------------------------------------------
Belga Films                                  BNL         Benelux                             2,000,000
------------------------------------------------------------------------------------------------------
RCV 2001 Nederland                           BNL         Benelux                             2,000,000
------------------------------------------------------------------------------------------------------
Pronet                                       BNL         Netherlands                           300,000
------------------------------------------------------------------------------------------------------
Art Cinema                                   BRZ         Brazil                                250,000
------------------------------------------------------------------------------------------------------
Europa Films                                 BRZ         Brazil                              1,000,000
------------------------------------------------------------------------------------------------------
Globosat / Telecine                          BRZ         Brazil                              1,000,000
------------------------------------------------------------------------------------------------------
Lumiere                                      BRZ         Brazil                              1,000,000
------------------------------------------------------------------------------------------------------
Flashstar Distribuidora                      BRZ         Brazil                                250,000
------------------------------------------------------------------------------------------------------
Multi Cine                                   BRZ         Brazil                                250,000
------------------------------------------------------------------------------------------------------
Mundial Filmes                               BRZ         Brazil                                250,000
------------------------------------------------------------------------------------------------------
TV Globo                                     BRZ         Brazil                                300,000
------------------------------------------------------------------------------------------------------
Pexland International                        CHI         China                               1,500,000
------------------------------------------------------------------------------------------------------
AB Droits                                    FRA         France                              1,500,000
------------------------------------------------------------------------------------------------------
CTV International                            FRA         France                              2,000,000
------------------------------------------------------------------------------------------------------
Europa                                       FRA         France                              5,000,000
------------------------------------------------------------------------------------------------------
France 2 Television                          FRA         France                              2,000,000
------------------------------------------------------------------------------------------------------
Gaumont                                      FRA         France                              5,000,000
------------------------------------------------------------------------------------------------------
UGC                                          FRA         France                              3,000,000
------------------------------------------------------------------------------------------------------
UGC PH                                       FRA         France                              3,000,000
------------------------------------------------------------------------------------------------------
CLT - UFA                                    FRA         France                              2,000,000
------------------------------------------------------------------------------------------------------
Diaphana                                     FRA         France                              1,000,000
------------------------------------------------------------------------------------------------------
SND                                          FRA         France                              3,000,000
------------------------------------------------------------------------------------------------------
TFM                                          FRA         France                              3,000,000
------------------------------------------------------------------------------------------------------
Pyramide                                     FRA         France                                750,000
------------------------------------------------------------------------------------------------------
France 3                                     FRA         France                                750,000
------------------------------------------------------------------------------------------------------
M6/Metropole Television                      FRA         France                              5,000,000
------------------------------------------------------------------------------------------------------
Metropolitan Filmexport                      FRA         France                              8,000,000
------------------------------------------------------------------------------------------------------
TF1 S.A.                                     FRA         France                              5,000,000
------------------------------------------------------------------------------------------------------
ARD- Degeto                                  GER         Germany                             4,000,000
------------------------------------------------------------------------------------------------------
Bertlesmann / RTL / BMG                      GER         Germany                            10,000,000
------------------------------------------------------------------------------------------------------
Highlight Communication                      GER         Germany                             5,000,000
------------------------------------------------------------------------------------------------------
ZDF                                          GER         Germany                             2,000,000
------------------------------------------------------------------------------------------------------
Prokino                                      GER         Germany                             1,000,000
------------------------------------------------------------------------------------------------------
Tobis Filmkunst                              GER         Germany                             3,000,000
------------------------------------------------------------------------------------------------------
Tele Munchen Fernseh/cConcorde Film          GER         Germany                             4,000,000
------------------------------------------------------------------------------------------------------

Telepool                                     GER         Germany                             5,000,000
------------------------------------------------------------------------------------------------------
Constantin Film                              GER         Germany                             5,000,000
------------------------------------------------------------------------------------------------------
Pro Sieben                                   GER         Germany                             3,000,000
------------------------------------------------------------------------------------------------------
Prooptiki                                    GRC         Greece / Cyprus                       750,000
------------------------------------------------------------------------------------------------------
Spentzos                                     GRC         Greece / Cyprus                       750,000
------------------------------------------------------------------------------------------------------
Delon Int'l Film Corp.                       HKG         Hong Kong / Macao                     350,000
------------------------------------------------------------------------------------------------------
Edko Films Ltd.                              HKG         Hong Kong / Macao                     300,000
------------------------------------------------------------------------------------------------------
Panorama Distributors Co.                    HKG         Hong Kong / Macao                     300,000
------------------------------------------------------------------------------------------------------
Golden Harvest / Pan Asia                    HKG         Hong Kong / Macao                     750,000
------------------------------------------------------------------------------------------------------
Myndform                                     ICE         Iceland                               100,000
------------------------------------------------------------------------------------------------------
Skifan                                       ICE         Iceland                               250,000
------------------------------------------------------------------------------------------------------
Sam Film Ltd.                                ICE         Iceland                               300,000
------------------------------------------------------------------------------------------------------
PT Camila                                    INO         Indonesia                             300,000
------------------------------------------------------------------------------------------------------
A. D. Matalon                                ISR         Israel                                150,000
------------------------------------------------------------------------------------------------------
Shapira Films                                ISR         Israel                                250,000
------------------------------------------------------------------------------------------------------
Forum Film Ltd.                              ISR         Israel                                250,000
------------------------------------------------------------------------------------------------------
Lev Cinemas                                  ISR         Israel                                150,000
------------------------------------------------------------------------------------------------------
NCP                                          ISR         Israel                                500,000
------------------------------------------------------------------------------------------------------
BIM Distribuzione                            ITA         Italy                               1,000,000
------------------------------------------------------------------------------------------------------
Lucky Red                                    ITA         Italy                               1,000,000
------------------------------------------------------------------------------------------------------
Media Trade                                  ITA         Italy                               3,000,000
------------------------------------------------------------------------------------------------------
Mediafilm                                    ITA         Italy                               1,000,000
------------------------------------------------------------------------------------------------------
Medusa                                       ITA         Italy                               5,000,000
------------------------------------------------------------------------------------------------------
Andrea Leone Film SRL                        ITA         Italy                               1,200,000
------------------------------------------------------------------------------------------------------
Me Li Sa Films Int'l                         ITA         Italy                               1,000,000
------------------------------------------------------------------------------------------------------
Istituto Luce                                ITA         Italy                               1,000,000
------------------------------------------------------------------------------------------------------
Nexo                                         ITA         Italy                               2,000,000
------------------------------------------------------------------------------------------------------
Eagle Pictures                               ITA         Italy                               5,000,000
------------------------------------------------------------------------------------------------------
Italian International Film                   ITA         Italy                                 750,000
------------------------------------------------------------------------------------------------------
Mikado Film                                  ITA         Italy                                 750,000
------------------------------------------------------------------------------------------------------
RAI                                          ITA         Italy                               4,000,000
------------------------------------------------------------------------------------------------------
Compagnia Distribuzione Internazionale       ITA         Italy                                 750,000
------------------------------------------------------------------------------------------------------
Filmauro                                     ITA         Italy                               1,000,000
------------------------------------------------------------------------------------------------------
Europa                                       JPN         Japan                               1,000,000
------------------------------------------------------------------------------------------------------
Fuji TV                                      JPN         Japan                               1,500,000
------------------------------------------------------------------------------------------------------
Marubeni                                     JPN         Japan                                 500,000
------------------------------------------------------------------------------------------------------
Presidio                                     JPN         Japan                               1,500,000
------------------------------------------------------------------------------------------------------
TBS - Tokyo Broadcasting System              JPN         Japan                                 300,000
------------------------------------------------------------------------------------------------------
Toshiba Digital                              JPN         Japan                                 750,000
------------------------------------------------------------------------------------------------------
TV Asahi                                     JPN         Japan                                 500,000
------------------------------------------------------------------------------------------------------
Comstock                                     JPN         Japan                                 250,000
------------------------------------------------------------------------------------------------------
Kadokawa-Daiei Pictures (ex Daiei)           JPN         Japan                                 250,000
------------------------------------------------------------------------------------------------------

HRS Funai Co.                                JPN         Japan                                 250,000
------------------------------------------------------------------------------------------------------
Culture Publishers                           JPN         Japan                               1,500,000
------------------------------------------------------------------------------------------------------
Superseven                                   JPN         Japan                                 500,000
------------------------------------------------------------------------------------------------------
Asmik Ace                                    JPN         Japan                               2,000,000
------------------------------------------------------------------------------------------------------
Toho Towa                                    JPN         Japan                               8,000,000
------------------------------------------------------------------------------------------------------
Towa Video Co. Ltd.                          JPN         Japan                               3,000,000
------------------------------------------------------------------------------------------------------
Pony Canyon                                  JPN         Japan                               3,000,000
------------------------------------------------------------------------------------------------------
Tohokushinsha Film Corp.                     JPN         Japan                               6,000,000
------------------------------------------------------------------------------------------------------
Gaga Communications                          JPN         Japan                               6,000,000
------------------------------------------------------------------------------------------------------
Art Port, Inc.                               JPN         Japan                                 750,000
------------------------------------------------------------------------------------------------------
Klockworx                                    JPN         Japan                                 900,000
------------------------------------------------------------------------------------------------------
New Select                                   JPN         Japan                                 900,000
------------------------------------------------------------------------------------------------------
Shochiku Co. Ltd.                            JPN         Japan                               7,000,000
------------------------------------------------------------------------------------------------------
Nippon Herald                                JPN         Japan                               7,000,000
------------------------------------------------------------------------------------------------------
Pioneer LDC                                  JPN         Japan                               2,000,000
------------------------------------------------------------------------------------------------------
Amuse Video Inc.                             JPN         Japan                               3,000,000
------------------------------------------------------------------------------------------------------
Entertainment Consortium                     LAM         Latin America                       2,000,000
------------------------------------------------------------------------------------------------------
Nu Vision                                    LAM         Latin America                       2,000,000
------------------------------------------------------------------------------------------------------
Whiland International                        LAM         Latin America                       3,000,000
------------------------------------------------------------------------------------------------------
Polar Star                                   LAM         Latin America                         250,000
------------------------------------------------------------------------------------------------------
Seagull Communications USA                   LAM         Latin America                         250,000
------------------------------------------------------------------------------------------------------
Telemundo                                    LAM         Latin America                         250,000
------------------------------------------------------------------------------------------------------
Cinecanal                                    LAM         Latin America                       3,000,000
------------------------------------------------------------------------------------------------------
LAPTV                                        LAM         Latin America                       1,500,000
------------------------------------------------------------------------------------------------------
Gussi                                        LAM         Latin America                       1,750,000
------------------------------------------------------------------------------------------------------
Juita Viden / Metropolis TV                  MAL         Malaysia/Indonesia                    250,000
------------------------------------------------------------------------------------------------------
Cablevision                                  MEX         Mexico                                250,000
------------------------------------------------------------------------------------------------------
Quality Films                                MEX         Mexico                                400,000
------------------------------------------------------------------------------------------------------
Televisa                                     MEX         Mexico                                750,000
------------------------------------------------------------------------------------------------------
Eagle Films                                  MID         Middle East                           500,000
------------------------------------------------------------------------------------------------------
Endemol International Distribution SA        MUL         Multi-Territories                   1,000,000
------------------------------------------------------------------------------------------------------
Daro Film Distribution GmbH                  MUL         Multi-Territories                     750,000
------------------------------------------------------------------------------------------------------
Discovery Channel                            MUL         Multi-Territories                   1,500,000
------------------------------------------------------------------------------------------------------
Pathe                                        MUL         Multi-Territories                   8,000,000
------------------------------------------------------------------------------------------------------
Sky Films                                    PHI         Philippines                           250,000
------------------------------------------------------------------------------------------------------
ABS-CBN Broadcasting Corp.                   PHI         Phillipines                           250,000
------------------------------------------------------------------------------------------------------
Solar Films                                  PHI         Phillipines                           250,000
------------------------------------------------------------------------------------------------------
Monolith                                     POL         Poland                                500,000
------------------------------------------------------------------------------------------------------
Filmes Lusomundo                             POR         Portugal                              500,000
------------------------------------------------------------------------------------------------------
Prisvideo / Eco Film                         POR         Portugal                              250,000
------------------------------------------------------------------------------------------------------
LNK                                          POR         Portugal                              500,000
------------------------------------------------------------------------------------------------------
Nu Metro Distribution                        SAF         South Africa                          750,000
------------------------------------------------------------------------------------------------------

Ster-Kinekor                                 SAF         South Africa                          750,000
------------------------------------------------------------------------------------------------------
M-Net                                        SAF         South Africa, Africa                  500,000
------------------------------------------------------------------------------------------------------
SBS Denmark                                  SCA         Denmark                             1,000,000
------------------------------------------------------------------------------------------------------
CCV A/S                                      SCA         Scandinavia                           250,000
------------------------------------------------------------------------------------------------------
Filmnet Television                           SCA         Scandinavia                         2,000,000
------------------------------------------------------------------------------------------------------
Svensk Filmindustri                          SCA         Scandinavia                         3,000,000
------------------------------------------------------------------------------------------------------
Sandrew Metronome                            SCA         Scandinavia                         1,500,000
------------------------------------------------------------------------------------------------------
Egmont Entertainment / Nordisk               SCA         Scandinavia                         2,000,000
------------------------------------------------------------------------------------------------------
Shaw Renters                                 SIN         Singapore                             250,000
------------------------------------------------------------------------------------------------------
DeA Planeta (ex Planeta 2010)                SPA         Spain                               3,000,000
------------------------------------------------------------------------------------------------------
Lauren Films                                 SPA         Spain                               1,000,000
------------------------------------------------------------------------------------------------------
Sogepaq Distribucion                         SPA         Spain                               3,000,000
------------------------------------------------------------------------------------------------------
Telecinco                                    SPA         Spain                               3,000,000
------------------------------------------------------------------------------------------------------
Tripictures                                  SPA         Spain                               4,000,000
------------------------------------------------------------------------------------------------------
Antena 3 Television SA                       SPA         Spain                               3,000,000
------------------------------------------------------------------------------------------------------
Manga Films                                  SPA         Spain                                 250,000
------------------------------------------------------------------------------------------------------
TVE - Television Espanola                    SPA         Spain                               2,000,000
------------------------------------------------------------------------------------------------------
Vertigo                                      SPA         Spain                               1,000,000
------------------------------------------------------------------------------------------------------
Filmax                                       SPA         Spain                               2,000,000
------------------------------------------------------------------------------------------------------
TOT Media                                    SPA         Spain                               2,250,000
------------------------------------------------------------------------------------------------------
Ascot Elite                                  SWZ         Switzerland                           250,000
------------------------------------------------------------------------------------------------------
Monopole-Pathe                               SWZ         Switzerland                           250,000
------------------------------------------------------------------------------------------------------
Rialto                                       SWZ         Switzerland                           250,000
------------------------------------------------------------------------------------------------------
Nontanund                                    THA         Thailand                              250,000
------------------------------------------------------------------------------------------------------
Ozen Film                                    TUR         Turkey                              1,000,000
------------------------------------------------------------------------------------------------------
Umut Sanat                                   TUR         Turkey                              1,000,000
------------------------------------------------------------------------------------------------------
Nickolodeon UK                                UK         United Kingdom                      2,000,000
------------------------------------------------------------------------------------------------------
Metrodome                                     UK         United Kingdom                        150,000
------------------------------------------------------------------------------------------------------
Momentum                                      UK         United Kingdom                      5,000,000
------------------------------------------------------------------------------------------------------
British Sky Broadcasting Ltd.                 UK         United Kingdom                      3,000,000
------------------------------------------------------------------------------------------------------
Channel 5 Broadcasting LTD                    UK         United Kingdom                        250,000
------------------------------------------------------------------------------------------------------
High Fliers Video Distribution                UK         United Kingdom                        300,000
------------------------------------------------------------------------------------------------------
Metro Tartan                                  UK         United Kingdom                        250,000
------------------------------------------------------------------------------------------------------
Helkon SK                                     UK         United Kingdom                        500,000
------------------------------------------------------------------------------------------------------
Optimum                                       UK         United Kingdom                        300,000
------------------------------------------------------------------------------------------------------
ITV Network                                   UK         United Kingdom                      2,500,000
------------------------------------------------------------------------------------------------------
BBC Television                                UK         United Kingdom                      3,000,000
------------------------------------------------------------------------------------------------------
Entertainment Film Distributors               UK         United Kingdom                      5,000,000
------------------------------------------------------------------------------------------------------
Channel Four Television                       UK         United Kingdom                      2,000,000
------------------------------------------------------------------------------------------------------